UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2013

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Boulevard

Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2013, the Board of Directors (the “Board”) of Nexstar Broadcasting Group, Inc. (the “Company”) approved amendments to, and restated, the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), which became effective immediately upon approval.

The principal changes to the Bylaws were: (1) to amend the advance notice provision to require that stockholders provide additional information in connection with submitting a nomination or notice for other business, specifically requiring disclosure that includes derivative ownership, beneficial ownership of the stockholder, group status (including a description of any applicable agreements with respect to the Company), information regarding a nominee and a description of any voting agreements; (2) to specify that the Board and the chair of a stockholder meeting have the right to prescribe the rules and procedures for a stockholder meeting; (3) to specify that business can still be conducted at a stockholder meeting if a quorum was present, but is lost; (4) to specify that the chair of a stockholder meeting (in addition to the stockholders) can adjourn the stockholder meeting, whether or not a quorum is present; (5) to permit remote communications for stockholder meetings; (6) to remove the requirement that the annual meeting be held within 150 days of the close of the Company’s fiscal year; and (7) to require that nominees for election as a director of the Company complete a background and qualification questionnaire and enter into an agreement with the Company that prevents such director from entering into any voting or compensation agreement regarding the Company with any third party, obligates such director to adhere to the Company’s internal policies (including with regards to confidentiality, conflicts and insider trading) and includes an irrevocable resignation in the event of a breach of the agreement. The Board also made other non-material, technical and stylistic amendments to the Bylaws.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nexstar Broadcasting Group, Inc. dated January 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: January 29, 2013

	By:	/s/ Thomas E. Carter
		Name:	Thomas E. Carter
		Title:	Executive Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nexstar Broadcasting Group, Inc. dated January 24, 2013.